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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


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                                    Form 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


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        Date of report (Date of earliest event reported): August 9, 2004

                          CNB FINANCIAL SERVICES, INC.
             (Exact name of registrant as specified in its charter)


       West Virginia                    0-30665                   55-0773918
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(State or other jurisdiction          (Commission               (IRS Employer
     of incorporation)                File Number)           Identification No.)



                            101 S, WASHINGTON STREET
                           BERKELEY SPRINGS, WV 25411
          (Address, including zip code, of principal executive offices)


       Registrant's telephone number, including area code: (304) 258-1520




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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.


(c) Exhibit       Press release issued August 9, 2004


ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

                  On August 9, 2004, CNB Financial Services, Inc. reported its earnings for the second quarter ended June 30, 2004, as described in the press release attached as Exhibit 99 and incorporated herein by reference.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                CNB FINANCIAL SERVICES, INC.


                                                By:  /s/ Thomas F. Rokisky
                                                    -------------------------
                                                        Thomas F. Rokisky
                                                         President/CEO


Date:  August 9, 2004